SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2017
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME PER COMMON SHARE

In January, 2017, 2016 and 2015, our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock through the end of each respective year. In addition, on April 26, 2016 our Board of Directors authorized a $5.0 million expansion of the 2016 repurchase plan. During 2017, 2016 and 2015 repurchases were made through open market transactions and totaled zero, 1,153,136 and 967,199 shares of common stock, respectively for an aggregate purchase price of zero, $16.9 million and $13.5 million, respectively.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:
	2017	2016	2015
	(In thousands, except per share amounts)
Net income	$20,475	$22,766	$20,017

Weighted average shares outstanding (1)	21,327	21,378	22,716
Effect of stock options	142	151	119
Stock units for deferred compensation plan for non-employee directors	121	115	112
Performance share units	60	48	—
Restricted stock units	—	35	233
Weighted average shares outstanding for calculation of diluted earnings per share	21,650	21,727	23,180

Net income per common share
Basic (1)	$0.96	$1.06	$0.88
Diluted	$0.95	$1.05	$0.86

(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive totaled zero, zero and 0.03 million for 2017, 2016 and 2015, respectively.